UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1: Report to Shareholders

Retirement 2015 Fund	May 31, 2008

The views and opinions in this report were current as of May 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The investment landscape turned rocky over the past year. The collapse of the subprime mortgage market led to a downturn in housing, stocks, and the broader economy. Rising gas and food prices squeezed consumers’ pocketbooks and prompted concerns about inflation. Both domestic and international equities struggled, but there were bright spots for diversified investors: High-quality bonds, especially Treasury securities, performed well as investors sought safer havens. The Federal Reserve was vigilant, slashing short-term interest rates and taking other extraordinary actions in an attempt to encourage lending, increase liquidity, and keep credit market distress from pushing the economy into a recession.

HIGHLIGHTS

• Stocks fell as subprime mortgage problems and a weaker economy drove investors to safer havens. Investment-grade bonds, especially Treasuries, benefited from the flight to quality.

• The Retirement Funds struggled along with the markets, aided by their bond allocations but hurt by their exposure to a weak U.S. stock market.

• The International Bond and Emerging Markets Bond Funds will be added to the underlying funds’ lineup beginning in the third quarter to take advantage of the increased diversification and return potential of these growing investment opportunities.

• While short periods of turbulence cannot be avoided, we remain focused on the Retirement Funds’ disciplined strategy, which we believe can help shareholders achieve their retirement-funding goals.

The Retirement Funds felt the impact of these market trends. For the year, the Retirement Income Fund eked out a slight gain, while the other Retirement Funds posted modest losses. Although we are always disappointed to lose ground, we also know that retirement investing is a marathon, not a sprint. The dated Retirement Funds are designed to provide shareholders a single, diversified portfolio that is managed to a specific expected retirement date and continues to provide age-appropriate asset allocation throughout retirement. With that goal in mind, we believe that investors need a greater allocation to stocks than has generally been recommended—both before and during retirement—to achieve their long-term retirement goals. Over time, this approach has produced solid results, as you can see from the funds’ average annual total return tables on pages 26-37 in this report. Despite the recent turbulence, we remain focused on our long-term, diversified, and disciplined strategy.

MARKET ENVIRONMENT

Economic growth has slowed dramatically since last autumn. According to current estimates, the economy expanded at an annualized rate of only 0.9% in the first quarter of 2008 and 0.6% in the fourth quarter of 2007. The housing market continued to deteriorate, and aggregate employment fell during the first few months of the year. In addition, output in the manufacturing and services sectors showed little or no growth, and inflation eroded consumers’ purchasing power. As a result, the economy is teetering on the edge of a recession—usually defined as two consecutive quarters of a contraction in GDP.

As subprime mortgage losses mounted and financial institutions cut back on lending to preserve capital and avoid additional losses, the Federal Reserve took several extraordinary actions to boost market liquidity. The central bank helped J.P. Morgan Chase acquire Bear Stearns to stabilize financial markets and restore confidence on Wall Street, and it created new credit facilities to allow investment banks and broker-dealers to borrow directly from the Fed. The Fed also aggressively reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—from 5.25% last September to 2.00% by the end of April.

As shown in the graph, Treasury bill yields—which tend to track the federal funds target rate—have fallen sharply since last autumn. Intermediate-and long-term yields also fell sharply through March but climbed to near unchanged levels by the end of May because of investor concerns about elevated inflation. As a result, the Treasury yield curve—which is a graph that shows the relationship between the yields and maturities of government bonds—steepened significantly. This indicates that investors in long-term bonds are currently being compensated with higher income than they could receive from shorter-term fixed-income securities. A year ago, when the Treasury yield curve was flat, there was very little difference between short- and long-term Treasury rates.

U.S. stocks declined over the last year due to weaker consumer spending and corporate profit growth stemming from surging food and commodity prices, tighter lending conditions, mortgage-related losses, and the continuing downturn in housing. Small-cap shares (Russell 2000 Index) held up better than large-caps (S&P 500 Index) in the last six months; the reverse was true for the one-year period. As measured by various Russell indexes, growth stocks held up much better than value stocks across all market capitalizations over the last year. In the last six months, growth stocks outperformed value among large-cap shares; the reverse was true among small-caps.

Domestic bonds produced mostly positive returns over the last year, as the economy slowed and credit market turmoil prompted investors to flee to the safety of the Treasury market. U.S. government securities did best in the last 12 months, while investment-grade corporate bonds produced milder gains. High-yield and asset-backed securities declined. In the last six months, mortgage-backed, high-yield, and shorter-term Treasury securities led with moderate gains, while investment-grade corporate bonds were flat and asset-backed issues fell.

International stocks declined in the last six months but were mixed over the last year. Developed non-U.S. markets (MSCI EAFE Index) declined in both periods, though the strength of foreign currencies relative to the U.S. dollar helped the performance of non-U.S. equities in dollar terms. Equities in emerging markets produced excellent 12-month returns and outperformed developed markets in both periods.

STRATEGY

The T. Rowe Price Asset Allocation Committee meets regularly to consider adjustments to the weightings of stocks, bonds, and short-term income securities within the appropriate ranges for each fund based on market conditions and economic fundamentals. We continued to implement our decision to increase our international exposure and add an emerging markets stocks allocation. This increased international equity exposure allows the Retirement Funds to take better advantage of investment opportunities outside the U.S. This process is now nearing completion.

The Retirement Funds will also be adding two new underlying fixed-income funds during the third quarter of 2008. The T. Rowe Price International Bond and Emerging Markets Bond Funds will allow the Retirement Funds to benefit from increased diversification and investment opportunities offered by these asset classes. Developed international bond markets have grown substantially in recent years and have benefited from a weak U.S. dollar. They also have very low correlation to other asset classes we invest in due to their different economic cycles and currencies. Emerging markets bonds also offer an attractive risk-reward profile as volatility has subsided significantly since the late 1990s. The asset class is now more diverse and liquid, the underlying investor base has become much more stable, and credit quality has improved along with the economic fundamentals of the sector.

We began the fiscal year with an overweight to stocks relative to bonds, and we raised that overweight slightly—to 2.0% —in March 2008. Although our stock exposure hurt results over the past year, we believe that attractive valuations and the potential economic impact of lower interest rates and the fiscal stimulus should help stocks in the months ahead. Within our stock allocation, we continue to favor large-caps over small-caps following a prolonged period of small-cap outperformance. We believe that years of large-cap underperformance have created attractive valuations, and in an environment of slower earnings growth, those quality large-cap growth companies that offer consistent earnings increases should command a premium. We maintain a neutral allocation between domestic and international stocks.

Last year, we reduced the funds’ high-yield exposure in favor of investment-grade bonds, which worked well in light of the ensuing credit crunch. In general, we think high-yield valuations appear relatively rich.

PERFORMANCE REVIEW

The Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. Our combined index benchmarks are constructed to reflect our actual strategy. The domestic equity allocation (currently composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, New Horizons, Small-Cap Stock, and Small-Cap Value Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock, International Growth & Income, Overseas Stock, and Emerging Markets Stock Funds) is the MSCI EAFE Index. Fixed income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term income (Short-Term Income Fund) by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical allocations between equities, bonds, and short-term income are not incorporated into the combined index benchmarks.

Beginning June 1, 2008, the Retirement Funds will change two components of their combined index benchmarks. The domestic equities portion of the portfolios will be represented by the Russell 3000 Index, which replaces the Dow Jones Wilshire 5000 Index. We think the Russell 3000 Index is more representative of the opportunity set presented to the underlying managers from which they make their determinations in the market. The international equities portion will be represented by the MSCI All Country World Index ex-U.S.A., which replaces the MSCI EAFE Index. The new index captures emerging as well as developed market equities, making it more representative of how we invest in international stocks.

Our Performance Comparison tables also show the returns for each fund’s respective Lipper target-date categories, which provide a good idea of how the Retirement Funds perform relative to funds with similar objectives. We continue to show the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter. In general, we think these indexes are not as good a fit as our combined index portfolios because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have less exposure to stocks than our funds as retirement nears and during the retirement years.

All Retirement Funds trailed their respective combined index portfolios for the fiscal year ended May 31, 2008. The major factor in the funds’ underperformance was our overweight to stocks versus bonds, as well as the underperformance of the fixed-income portion of the portfolio due to the weak high-yield sector. Our overweight to growth stocks versus value aided performance across all market capitalizations. Results versus our Lipper averages were mixed. The Retirement Income Fund, with its heavier allocation to bonds, outpaced its peer group by a wide margin. Results for the other funds were generally in line with the performance of their Lipper averages. (Please see each fund’s commentary for returns.)

Within the funds’ domestic equity allocation, our underweight to small-caps helped results as small-caps lagged large-caps for the year. Our higher exposure to growth stocks relative to value also helped. On a relative basis, the Small-Cap Value and Mid-Cap Value Funds were the strongest performers. Key detractors included the Growth Stock and Small-Cap Stock Funds.

Within international equity, our overweight to growth benefited results, as growth outperformed value for the period. On both a relative and absolute basis, however, the value-oriented International Growth & Income Fund provided the greatest contribution. The Overseas Stock Fund, a core international component, was the largest detractor.

The Short-Term Income Fund outperformed for the year. The fund is currently positioned primarily in short-term bonds, which outpaced money market securities during the period.

RETIREMENT INCOME FUND
The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund returned -0.50% over the six months ended May 31, 2008, outpacing its combined index portfolio and Lipper average of similar funds. For the 12-month period, the fund returned 0.75%, lagging its combined index portfolio but outperforming its Lipper peer group. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

Fund performance over the past six months benefited from exposure to the Short-Term Income Fund, which held up well during the market turmoil. For the fiscal year, the fund’s slight underperformance relative to the combined index portfolio was due in part to our overweight to stocks versus bonds. We were also hurt by the inclusion of high-yield bonds in our fixed-income allocation. The allocation to the Short-Term Income Fund was the best contributor to overall returns. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the Asset Allocation Committee’s decision to overweight to stocks relative to bonds. At the end of the period, the target allocations were 58.0% for cash and bond funds, down from 58.5% at the end of November, and 42.0% for stock funds, up from 41.5% six months ago.

RETIREMENT 2005 FUND

The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2005.

The Retirement 2005 Fund returned -1.13% over the six months ended May 31, 2008, and -0.25% for the fiscal year. The fund performed in line with its combined index portfolio for the six-month period but lagged for the year. The fund outpaced its Lipper average of similar funds for both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund benefited from the strong performance of the Short-Term Income Fund. For the year, the fund was hurt by the underperformance of equities relative to fixed income. We were also hurt by the inclusion of high-yield bonds in our fixed-income allocation. Our international equities generally performed in line with their MSCI EAFE benchmark. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the Asset Allocation Committee’s decision to overweight to stocks relative to bonds. At the end of the period, the target allocations were 48.5% for cash and bond funds, up from 48% at the end of November, and 51.5% for stock funds, down from 52% six months ago.

RETIREMENT 2010 FUND
The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2010.

The Retirement 2010 Fund returned -1.66% during the six months ended May 31, 2008, and -1.49% for the fiscal year. The fund performed in line with its combined index portfolio and Lipper average of similar funds for the six-month period and lagged for the year. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund benefited from the strong performance of the Short-Term Income Fund. Our overweight to growth stocks also helped as large-cap growth outpaced large-cap value. For the year, the fund was hurt by the underperformance of equities relative to fixed income and by the inclusion of high-yield bonds in our fixed-income allocation. Our international equities generally performed in line with their MSCI EAFE benchmark. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds. At the end of the period, the target allocations were 38.5% for cash and bond funds, up from 38% at the end of November, and 61.5% for stock funds, down from 62% six months ago.

RETIREMENT 2015 FUND
The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2015.

The Retirement 2015 Fund returned -1.98% for the six months ended May 31, 2008, and -2.27% for the fiscal year. The fund performed in line with its combined index portfolio for the six-month period but lagged for the year. The fund outpaced its Lipper average of similar funds for the most recent six months but narrowly trailed for the 12-month period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund benefited from the strong performance of the Short-Term Income Fund. Our overweight to growth stocks also helped as large-cap growth outpaced large-cap value. For the year, the fund was hurt by the underperformance of equities relative to fixed income and by the inclusion of high-yield bonds in our fixed-income allocation. Our international equities generally performed in line with their MSCI EAFE benchmark. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds. At the end of the period, the target allocations were 30% for cash and bond funds and 70% for stock funds, the same as six months ago.

RETIREMENT 2020 FUND
The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2020.

The Retirement 2020 Fund returned -2.44% for the six months ended May 31, 2008, and -3.22% for the fiscal year, narrowly outpacing its combined index portfolio and Lipper average for similar funds for the most recent six months but lagging for the 12-month period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund benefited from our overweight to growth stocks as large-cap growth outpaced large-cap value. For the year, the fund was hurt by the underperformance of equities relative to fixed income and by the inclusion of high-yield bonds in our fixed-income allocation. Domestic and international equities generally performed in line with their benchmarks. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds. At the end of the period, the target allocations were 22.5% for cash and bond funds, up from 22% at the end of November, and 77.5% for stock funds, down from 78% six months ago.

RETIREMENT 2025 FUND
The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2025.

The Retirement 2025 Fund returned -2.70% over the six months ended May 31, 2008, and -3.81% for the fiscal year. The fund outpaced its combined index portfolio and Lipper peer group for the most recent six months; for the year, results were in line with the Lipper average but trailed the combined index portfolio. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund’s domestic equity allocation benefited from our overweight to growth stocks as large-cap growth outpaced large-cap value. Our international equity holdings outpaced their benchmark. For the year, our domestic and international equities generally performed in line with their benchmarks. The fund was hurt by the inclusion of high-yield bonds in our fixed-income allocation. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds. At the end of the period, the target allocations were 16% for bond funds and 84% for stock funds, the same as six months ago.

RETIREMENT 2030 FUND
The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.

The Retirement 2030 Fund returned -2.98% over the six months ended May 31, 2008, and -4.36% for the fiscal year. The fund outpaced its combined index portfolio and Lipper average of similar funds for the most recent six months but lagged for the 12-month period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

For the six-month period, the fund’s domestic equity holdings outperformed their benchmark due to the strong relative performance of the Value and Small-Cap Value Funds and our overweight to growth stocks as large-cap growth outpaced large-cap value. For the year, our domestic and international stock funds performed generally in line with their benchmarks, while our fixed-income allocation was hurt by the inclusion of high-yield bonds. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds. At the end of the period, the target allocations were 11% for bond funds and 89% for stock funds, the same as six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND
The investment objective of the Retirement 2035, 2040, 2045, 2050, and 2055 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2035, 2040, 2045, 2050, and 2055 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. Each has a different Dow Jones Target benchmark (shown in the Growth of $10,000 graphs after this letter) but share the same combined index portfolio. Except for the 2050 and 2055 Funds, they also have different Lipper categories. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may be slightly different.

The funds narrowly outperformed their combined index portfolios for the most recent six months but lagged slightly for the year. Results were mixed against the Lipper averages. For the six-month period, our overweight to equities relative to bonds hurt results as equities underperformed. The funds’ equity holdings were helped, though, by our overweight to growth stocks as large-cap growth outpaced large-cap value. The inclusion of high-yield bonds in our fixed-income allocation hurt results. Our international equity holdings outperformed their benchmark. For the year, our domestic and international stock funds performed generally in line with their benchmark, but high-yield bonds weighed on our fixed-income results. Please see the Performance Review on page 5 for more on the Retirement Funds’ strategy and performance.

As of May 31, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 23-25. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds and to increase that overweight slightly in March 2008. At the end of the period, the target allocations were 8% for bond funds, down from 8.5% at the end of November, and 92% for stock funds, up from 91.5% six months ago.

OUTLOOK

As we write this letter, equity and fixed-income markets around the world remain volatile. We believe the environment remains supportive for equities, and our modest tactical overweight to stocks reflects that view. Profit growth will likely continue, but the rate of growth should decelerate as higher interest rates, commodity prices, and labor costs take their toll on corporate earnings growth. We believe that years of large-cap underperformance has created attractive valuations, and in an environment of slower earnings growth, those quality large-cap growth companies that offer consistent earnings increases should command a premium.

Whatever the near term holds, we remain focused on maintaining a disciplined, long-term strategy that we believe can help shareholders achieve their retirement-funding goals. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and Chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

June 20, 2008

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined index portfolios: Blended index portfolios used as benchmarks for each fund. The combined index portfolios are composed of the following indexes:

Retirement Income Fund—An unmanaged portfolio composed of 32.25% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 90-Day U.S. Treasury Bill Index, 7.75% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 40.0% Dow Jones Wilshire 5000 Composite Index, 37.5% Lehman Brothers U.S. Aggregate Index, 13.0% Citigroup 90-Day U.S. Treasury Bill Index, 9.5% MSCI EAFE Index.

Retirement 2010 Fund—An unmanaged portfolio composed of 48.25% Dow Jones Wilshire 5000 Composite Index, 33.0% Lehman Brothers U.S. Aggregate Index, 7.5% Citigroup 90-Day U.S. Treasury Bill Index, 11.25% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 55.25% Dow Jones Wilshire 5000 Composite Index, 27.5% Lehman Brothers U.S. Aggregate Index, 4.5% Citigroup 90-Day U.S. Treasury Bill Index, 12.75% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 61.0% Dow Jones Wilshire 5000 Composite Index, 22.5% Lehman Brothers U.S. Aggregate Index, 2.0% Citigroup 90-Day U.S. Treasury Bill Index, 14.5% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 66.5% Dow Jones Wilshire 5000 Composite Index, 18.0% Lehman Brothers U.S. Aggregate Index, 15.5% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 70.5% Dow Jones Wilshire 5000 Composite Index, 13.0% Lehman Brothers U.S. Aggregate Index, 16.5% MSCI EAFE Index.

Retirement 2035, 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 72.75% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, 17.25% MSCI EAFE Index.

Credit Suisse High Yield Index: An index designed to track the high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 5000 Composite Index: An index that tracks the performance of all U.S. common equity securities.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI All Country World Index ex-U.S.A.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Russell 2000 Index: An index tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/08

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	29.27%	Short-Term Income
Domestic Bonds	24.00	23.15	New Income
High-Yield Bonds	4.00	3.99	High Yield
Large-Cap	27.25	27.45	Equity Index 500
Mid-Cap	2.25	2.50	Mid-Cap Growth
	1.75	1.69	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.00	0.95	New Horizons
	0.75	0.81	Small-Cap Stock
	0.75	0.85	Small-Cap Value
International	1.00	1.27	Emerging Markets Stock
	2.25	2.56	International Growth & Income
	2.75	2.89	International Stock
	2.25	2.62	Overseas Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	13.00%	12.17%	Short-Term Income
Domestic Bonds	31.25	30.04	New Income
High-Yield Bonds	4.25	4.42	High Yield
Large-Cap	30.75	31.21	Equity Index 500
	2.25	2.80	Growth Stock
	0.25	0.26	Value
Mid-Cap	3.00	3.14	Mid-Cap Growth
	2.00	2.08	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.25	1.16	New Horizons
	1.00	1.11	Small-Cap Stock
	1.00	1.09	Small-Cap Value
International	1.00	1.13	Emerging Markets Stock
	2.75	2.80	International Growth & Income
	3.25	3.57	International Stock
	3.00	3.03	Overseas Stock

Portfolio Highlights

As of 5/31/08

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	7.50%	7.30%	Short-Term Income
Domestic Bonds	26.50	24.97	New Income
High-Yield Bonds	4.50	4.61	High Yield
Large-Cap	28.25	28.34	Equity Index 500
	7.50	8.00	Growth Stock
	3.75	4.14	Value
Mid-Cap	3.50	3.63	Mid-Cap Growth
	2.50	2.49	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.50	1.46	New Horizons
	1.25	1.27	Small-Cap Stock
	1.25	1.22	Small-Cap Value
International	1.25	1.49	Emerging Markets Stock
	3.25	3.33	International Growth & Income
	4.00	4.09	International Stock
	3.50	3.67	Overseas Stock

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	4.50%	4.28%	Short-Term Income
Domestic Bonds	20.75	20.18	New Income
High-Yield Bonds	4.75	4.62	High Yield
Large-Cap	24.25	24.32	Equity Index 500
	12.50	12.79	Growth Stock
	8.25	8.26	Value
Mid-Cap	4.00	4.09	Mid-Cap Growth
	2.75	2.81	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.75	1.69	New Horizons
	1.25	1.34	Small-Cap Stock
	1.50	1.54	Small-Cap Value
International	1.50	1.50	Emerging Markets Stock
	3.75	3.81	International Growth & Income
	4.50	4.65	International Stock
	4.00	4.12	Overseas Stock

Portfolio Highlights

As of 5/31/08

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	2.00%	1.92%	Short-Term Income
Domestic Bonds	16.00	15.04	New Income
High-Yield Bonds	4.50	4.37	High Yield
Large-Cap	18.75	18.75	Equity Index 500
	18.00	18.17	Growth Stock
	13.25	13.35	Value
Mid-Cap	4.25	4.56	Mid-Cap Growth
	3.00	3.14	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	1.95	New Horizons
	1.50	1.56	Small-Cap Stock
	1.50	1.58	Small-Cap Value
International	1.75	1.82	Emerging Markets Stock
	4.00	4.12	International Growth & Income
	5.00	5.14	International Stock
	4.50	4.52	Overseas Stock

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	12.00%	11.49%	New Income
High-Yield Bonds	4.00	3.89	High Yield
Large-Cap	16.50	16.29	Equity Index 500
	21.25	21.46	Growth Stock
	16.25	16.16	Value
Mid-Cap	4.75	4.81	Mid-Cap Growth
	3.50	3.40	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.09	New Horizons
	1.75	1.73	Small-Cap Stock
	1.75	1.81	Small-Cap Value
International	1.75	1.86	Emerging Markets Stock
	4.50	4.53	International Growth & Income
	5.25	5.53	International Stock
	4.75	4.95	Overseas Stock

Portfolio Highlights

As of 5/31/08

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	8.00%	7.37%	New Income
High-Yield Bonds	3.00	2.88	High Yield
Large-Cap	13.00	12.82	Equity Index 500
	24.75	25.01	Growth Stock
	19.50	19.56	Value
Mid-Cap	5.00	5.08	Mid-Cap Growth
	3.50	3.49	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.35	New Horizons
	1.75	1.82	Small-Cap Stock
	1.75	1.84	Small-Cap Value
International	1.75	1.80	Emerging Markets Stock
	4.75	4.77	International Growth & Income
	5.75	5.89	International Stock
	5.25	5.32	Overseas Stock

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.75%	5.36%	New Income
High-Yield Bonds	2.25	2.31	High Yield
Large-Cap	12.00	11.81	Equity Index 500
	26.25	26.28	Growth Stock
	20.75	20.74	Value
Mid-Cap	5.25	5.26	Mid-Cap Growth
	3.75	3.60	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.33	New Horizons
	1.75	1.79	Small-Cap Stock
	1.75	1.76	Small-Cap Value
International	2.00	2.15	Emerging Markets Stock
	4.75	4.95	International Growth & Income
	6.00	6.08	International Stock
	5.50	5.57	Overseas Stock

Portfolio Highlights

As of 5/31/08

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.75%	5.34%	New Income
High-Yield Bonds	2.25	2.31	High Yield
Large-Cap	12.00	11.80	Equity Index 500
	26.25	26.26	Growth Stock
	20.75	20.77	Value
Mid-Cap	5.25	5.32	Mid-Cap Growth
	3.75	3.70	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.41	New Horizons
	1.75	1.79	Small-Cap Stock
	1.75	1.80	Small-Cap Value
International	2.00	2.15	Emerging Markets Stock
	4.75	4.88	International Growth & Income
	6.00	6.02	International Stock
	5.50	5.45	Overseas Stock

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.75%	5.66%	New Income
High-Yield Bonds	2.25	2.25	High Yield
Large-Cap	12.00	11.82	Equity Index 500
	26.25	26.36	Growth Stock
	20.75	20.41	Value
Mid-Cap	5.25	5.38	Mid-Cap Growth
	3.75	3.67	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.47	New Horizons
	1.75	1.82	Small-Cap Stock
	1.75	1.79	Small-Cap Value
International	2.00	2.13	Emerging Markets Stock
	4.75	4.75	International Growth & Income
	6.00	6.04	International Stock
	5.50	5.46	Overseas Stock

Portfolio Highlights

As of 5/31/08

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.75%	5.61%	New Income
High-Yield Bonds	2.25	2.15	High Yield
Large-Cap	12.00	12.14	Equity Index 500
	26.25	26.23	Growth Stock
	20.75	20.43	Value
Mid-Cap	5.25	5.39	Mid-Cap Growth
	3.75	3.69	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.46	New Horizons
	1.75	1.77	Small-Cap Stock
	1.75	1.76	Small-Cap Value
International	2.00	1.98	Emerging Markets Stock
	4.75	4.78	International Growth & Income
	6.00	6.01	International Stock
	5.50	5.52	Overseas Stock

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.75%	5.68%	New Income
High-Yield Bonds	2.25	2.15	High Yield
Large-Cap	12.00	11.85	Equity Index 500
	26.25	26.21	Growth Stock
	20.75	20.69	Value
Mid-Cap	5.25	5.37	Mid-Cap Growth
	3.75	3.72	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.25	2.32	New Horizons
	1.75	1.75	Small-Cap Stock
	1.75	1.82	Small-Cap Value
International	2.00	2.05	Emerging Markets Stock
	4.75	4.89	International Growth & Income
	6.00	5.96	International Stock
	5.50	5.54	Overseas Stock

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout the period

Advisor Class

	5/31/07 Through 5/31/08‡
NET ASSET VALUE	
Beginning of period	$ 13.33
Investment activities	
Net investment income	0.26
Net realized and unrealized loss	(0.59)
Total from investment activities	(0.33)
Distributions	
Net investment income	(0.27)
Net realized gain	(0.27)
Total distributions	(0.54)
NET ASSET VALUE	
End of period	$ 12.46

Ratios/Supplemental Data

Total return^¤	(2.50)%
Ratio of total expenses to average net assets¤	0.25%
Ratio of net investment income to average net assets¤	2.23%
Portfolio turnover rate¤	7.6%
Weighted average expense ratio of underlying Price funds*	0.65%
Effective expense ratio	0.90%
Net assets, end of period (in thousands)	$ 51,582

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

¤ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

R Class

	5/31/07 Through 5/31/08‡
NET ASSET VALUE	
Beginning of period	$ 13.33
Investment activities	
Net investment income	0.31
Net realized and unrealized loss	(0.67)
Total from investment activities	(0.36)
Distributions	
Net investment income	(0.26)
Net realized gain	(0.27)
Total distributions	(0.53)
NET ASSET VALUE	
End of period	**$ 12.44**

Ratios/Supplemental Data

Total return^¤	(2.73)%
Ratio of total expenses to average net assets¤	0.50%
Ratio of net investment income to average net assets¤	2.52%
Portfolio turnover rate¤	7.6%
Weighted average expense ratio of underlying Price funds*	0.65%
Effective expense ratio	1.15%
Net assets, end of period (in thousands)	$ 3,515

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

¤ Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

* Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,837,154)	$ 3,912,206
Receivable for shares sold	25,053
Receivable for investment securities sold	705
Other assets	8
Total assets	3,937,972
Liabilities	
Payable for investment securities purchased	23,790
Payable for shares redeemed	1,886
Other liabilities	11
Total liabilities	25,687
NET ASSETS	$ 3,912,285
Net Assets Consist of:	
Undistributed net investment income	$ 25,467
Accumulated undistributed net realized gain	58,291
Net unrealized gain	75,052
Paid-in capital applicable to 313,544,843 shares of $0.0001 par value capital stock outstanding; 5,000,000,000 shares of the Corporation authorized	3,753,475
NET ASSETS	$ 3,912,285
NET ASSET VALUE PER SHARE	
Investor Class	
($3,857,187,485 / 309,121,948 shares outstanding)	$ 12.48
Advisor Class	
($51,581,952 / 4,140,350 shares outstanding)	$ 12.46
R Class	
($3,515,202 / 282,545 shares outstanding)	$ 12.44

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/08	5/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 79,373	$ 42,568
Net realized gain	83,808	48,889
Change in net unrealized gain (loss)	(228,645)	252,399
Increase (decrease) in net assets from operations	(65,464)	343,856
Distributions to shareholders		
Net investment income		
Investor Class	(69,938)	(33,418)
Advisor Class	(499)	–
R Class	(40)	–
Net realized gain		
Investor Class	(67,430)	(23,246)
Advisor Class	(499)	–
R Class	(41)	–
Decrease in net assets from distributions	(138,447)	(56,664)
Capital share transactions*		
Shares sold		
Investor Class	1,882,303	1,556,221
Advisor Class	55,541	250
R Class	4,893	250
Distributions reinvested		
Investor Class	137,187	56,608
Advisor Class	997	–
R Class	81	–
Shares redeemed		
Investor Class	(718,254)	(395,554)
Advisor Class	(4,415)	–
R Class	(1,543)	–
Increase in net assets from capital share transactions	1,356,790	1,217,775
Net Assets		
Increase during period	1,152,879	1,504,967
Beginning of period	2,759,406	1,254,439
End of period	$ 3,912,285	$ 2,759,406

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2015 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2015 Fund – Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2015 Fund – R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the funds receive upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning June 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2008, aggregated $1,628,542,000 and $249,386,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended May 31, 2008 and May 31, 2007, were characterized for tax purposes as follows:

At May 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. In addition, however, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2008, the fund held less than 25% of the outstanding shares of any underlying Price fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and Shareholders of T. Rowe Price Retirement 2015 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2015 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2008, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $12,587,000 from short-term capital gains,

• $55,383,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $31,019,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $24,456,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year, three-year, and since-inception periods and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Nor did the Board review fees and expenses of other funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2002	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a
2002	custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to 3/08); Director, Golden
2002	Star Resources Ltd. (5/92 to present); Director, Pacific Rim Mining
Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Director, Norfolk Southern (2/08 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Managing Director and President, Global Private Client
Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04
to 12/05)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
2002	Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 123 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[123]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Retirement Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price and T. Rowe
Treasurer, Retirement Funds	Price Group, Inc.; formerly Partner,
PricewaterhouseCoopers, LLP (to 2007)

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Retirement Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President, Retirement Funds	and Vice President, T. Rowe Price; Vice
President, T. Rowe Price Group, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Retirement Funds	Investment Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price,
T. Rowe Price Global Asset Management
Limited, T. Rowe Price Global Investment
Services Limited, T. Rowe Price Group, Inc.,
and T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Retirement Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
Vice President, Retirement Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,529,000 and $1,201,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 22, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 22, 2008